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                                                                EXHIBIT (23)A



The Board of Directors
First of America Bank Corporation:



        We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the registration statement.


                                         /s/ KPMG Peat Marwick LLP
                                         -------------------------
                                          KPMG PEAT MARWICK LLP



Chicago, Illinois
August 23, 1994